SMITH BARNEY ALLOCATION SERIES INC.
Global Portfolio
High Growth Portfolio
Growth Portfolio
Income Portfolio
Conservative Portfolio
Balanced Portfolio

Supplement dated
March 19, 2001 to
Prospectus dated May 30, 2000, as Amended September 11, 2000


	The following information
supplements the disclosure in the Prospectus of the Portfolios listed above. Defined terms have the same meanings as set forth in the Prospectus.

	SSB Citi Fund Management LLC ("SSB Citi") currently acts as investment adviser to the Global Portfolio, High Growth
Portfolio, Growth Portfolio, Balanced Portfolio, Conservative Portfolio and Income Portfolio (each a "Portfolio" and together the "Portfolios"), each a series of Smith Barney Allocation
Series Inc. (the "Fund") pursuant to a separate Asset Allocation and Administration Agreement for each Portfolio (each, a "Current Agreement" or together, the "Current Agreements"). Under the Current Agreements, SSB Citi provides investment advisory and administrative services, including investing each Portfolio's assets, providing investment research and supervising each Portfolio's investments in accordance with its investment objective, policies and restrictions. For these services, SSB
Citi is paid an annual fee of 0.35% of each Portfolio's average daily net assets. This fee is a bundled, or "all-in" fee, which requires SSB Citi to pay all other operating expenses for each Portfolio out of this one fee, except charges for distribution under the Fund's distribution plan. In a traditional mutual fund advisory contract, the investment adviser is compensated solely for its investment advisory services, as described above, and the fund bears the cost of all other operating expenses.

	On October 10, 2000, a majority of the Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, voted to restructure the Current Agreements by eliminating the all-in advisory fee and replacing it with a traditional advisory fee that compensates SSB Citi solely for its investment advisory services. Pursuant to the restructuring, each Current Agreement will be replaced by a new agreement (each a "New Agreement" or collectively the "New Agreements") providing for an advisory fee calculated at the annual rate of 0.20% of that Portfolio's average daily net assets. Although the New Agreements provide for lower advisory fees, the Portfolios will be subject to higher total operating expenses since they will bear all of their own operating expenses. However, the proposed fee structure will be subject to a voluntary fee waiver and expense reimbursement in order to maintain an expense cap on each of the Portfolios that is no more than 0.20% higher than the current total expenses for that Portfolio. This expense cap will not be changed in the future without the approval of the Board of Directors of the Fund. This structure should permit the Portfolios to remain competitive and allow the Fund and the Portfolios to provide shareholders with enhanced services on the same basis provided by other funds.

At a meeting of shareholders of the Fund held on March 2, 2001, the shareholders of each Portfolio approved the New
Agreements on behalf of each Portfolio. The New Agreements will become effective on or about July 1, 2001.

There are no other changes and the Portfolios will continue to be managed pursuant to the investment objectives and policies as set forth in the Prospectus.

The above information supplements and to the extent inconsistent therewith, replaces the information set forth in the Prospectus.

















FD _________



SMITH BARNEY ALLOCATION SERIES INC.
on behalf of
SELECT INCOME PORTFOLIO AND SELECT CONSERVATIVE PORTFOLIO

Supplement dated March 19, 2001 to
Prospectus dated May 30, 2000


On February 12, 2001, the Board of Directors of Smith Barney Allocation Series Inc. (formerly known as Smith Barney Concert Allocation Series Inc.), on behalf of its Select Income Portfolio and its Select Conservative Portfolio ("Income Portfolio" and "Conservative Portfolio," respectively), approved a proposed reorganization pursuant to which its Smith Barney Allocation Select Balanced Portfolio ("Balanced Portfolio") would acquire the assets and assume the stated liabilities of the Income Portfolio and the Conservative Portfolio in exchange for shares of the Balanced Portfolio. The reorganization will allow Income Portfolio and Conservative Portfolio shareholders to maintain an investment in a fund with similar investment objectives and investment policies.

Under the terms of the proposed reorganization, Income Portfolio and Conservative Portfolio shareholders would receive shares of the Balanced Portfolio equal in value to their investments in the Income Portfolio and Conservative Portfolio in accordance with the terms of the reorganization. Income Portfolio and Conservative Portfolio shareholders would not be charged a sales load when Balanced Portfolio shares are issued to them and it is anticipated that no gain or loss for Federal income tax purposes would be recognized by shareholders as a result of the reorganization.

The proposed reorganization is subject to the fulfillment of certain conditions, including approval by the shareholders of the Income Portfolio and the Conservative Portfolio. Proxy materials describing the proposed reorganization will be mailed to Income Portfolio and Conservative Portfolio shareholders of record on February 14, 2001, on or about March 26, 2001, in anticipation of a meeting of the shareholders expected to be held on April 18, 2001. If approved by Income Portfolio and Conservative Portfolio shareholders at that time, the reorganization will occur as soon after the shareholder meeting as practicable.


FD